                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                Current Report



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                               October 16, 2000
                               ----------------
               Date of Report (Date of earliest event reported)



                Community Trust Financial Services Corporation
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)


Georgia                         0-19030                     58-1856582
-------                         -------                     ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)


342 Marietta Highway, Hiram, Georgia                                 30141
------------------------------------                                 -----
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (678) 363-3828
                                                    --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

On October 16, 2000, the board of directors of Community Trust Financial Services Corporation announced third quarter net earnings for 2000 for $351,941.


On October 18, 2000, the board of directors of Community Trust Financial Services Corporation declared a cash dividend of four cents per share to shareholders of record as of November 1, 2000, payable on November 14, 2000.



Item 7.  Exhibits
-----------------

99.1 Form of Press Release, dated October 16, 2000. See Exhibit Index on page 3 hereof.

99.2 Form of Press Release, dated October 19, 2000. See Exhibit Index on page 3 hereof.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Community Trust Financial Services Corporation


October 19, 2000                                  /s/ Angel Byrd
----------------                                  --------------
Date                                              By: Angel Byrd

                                                  Title: Controller

                                 EXHIBIT INDEX


Exhibit No.              Description                             Page No.
-----------              -----------                             --------

99.1                     Form of Press Release,                  4
                         Dated October 16, 2000

99.2                     Form of Press Release,                  5
                         Dated October 19, 2000